John Hancock Investment Trust II

John Hancock Regional Bank Fund (the fund)

Supplement dated December 9, 2019 to the current Summary Prospectus, as may be supplemented (the Summary Prospectus)

Effective June 1, 2020 (the effective date), Lisa A. Welch will no longer serve as a portfolio manager of the fund. Accordingly, as of the effective date, all references to Ms. Welch will be removed from the Summary Prospectus. Following the effective date, Susan A. Curry and Ryan P. Lentell, CFA will continue to serve as portfolio managers of the fund and will be jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Summary Prospectus and retain it for future reference.